  As filed with the Securities and Exchange Commission on January 8, 2001

                                 Registration Nos. 333-52192, 333-52192-01,

                                                 333-52192-02, 333-52192-03
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                              AMENDMENT NO. 1

                                    TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------

         Sempra Energy                      California                      33-0732627
      Sempra Energy Global
           Enterprises                      California                      33-0783483
 Sempra Energy Capital Trust II              Delaware                       52-6988598
  Sempra Energy Capital Trust
               III                           Delaware                       52-6988599
   (Exact name of registrant      (State or other jurisdiction of (I.R.S. Employer Identification)
  as specified in its charter)     incorporation or organization)

                               ----------------

                                 101 Ash Street
                          San Diego, California 92101
                                 (619) 696-2000
 (Name, address, including zip code, and telephone number, including area code, of each registrant's principal executive offices)

                               ----------------

                                   Copies to:

                              John R. Light, Esq.
                  Executive Vice President and General Counsel
                                 101 Ash Street
                          San Diego, California 92101
                                 (619) 696-2034

                               ----------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the registration statement becomes effective, as determined by market and other conditions.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

   The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

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

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, Sempra Energy certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, and State of California, on the 8th day of January, 2001.

                                          SEMPRA ENERGY

                                                 /s/ Neal E. Schmale
                                          By: _________________________________

                                                    Neal E. Schmale

                                                Executive Vice President and
                                                Chief Financial Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 8th day of January, 2001.

             Signature                           Title
             ---------                           -----

                 *                   Principal Executive Officer;
____________________________________  Chairman, Chief Executive
          Stephen L. Baum             Officer, President and
                                      Director

                 *                   Principal Financial Officer;
____________________________________  Executive Vice President,
          Neal E. Schmale             Chief Financial Officer

                 *                   Principal Accounting
____________________________________  Officer; Vice President,
           Frank H. Ault              Controller

                 *                   Director
____________________________________
           Hyla H. Bertea

                                     Director
____________________________________
            Ann L. Burr

                 *                   Director
____________________________________
         Herbert L. Carter

             Signature                           Title
             ---------                           -----

                *                    Director
____________________________________
         Richard A. Collato

                *                    Director
____________________________________
          Daniel W. Derbes

                *                    Director
____________________________________
      Wilford D. Godbold, Jr.

                *                    Director
____________________________________
          William D. Jones

                                     Director
____________________________________
          Ralph R. Ocampo

                *                    Director
____________________________________
          William G. Ouchi

                *                    Director
____________________________________
       Richard J. Stegemeier

                *                    Director
____________________________________
         Thomas C. Stickel

                *                    Director
____________________________________
          Diana L. Walker

       /s/ Neal E. Schmale

     *By: _____________________

          Neal E. Schmale

          Attorney-In-Fact

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, Sempra Energy Global Enterprises certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, and State of California, on the 8th day of January, 2001.

                                          SEMPRA ENERGY GLOBAL ENTERPRISES

                                                  /s/ Donald E. Felsinger
                                          By: _________________________________
                                                    Donald E. Felsinger
                                                         President


   Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 8th day of January, 2001.

             Signature                           Title
             ---------                           -----

                 *                   President and Director
____________________________________
        Donald E. Felsinger

                 *                   Director
____________________________________
           John R. Light

                 *                   Director
____________________________________
          Neal E. Schmale

                 *                   Principal Accounting
____________________________________  Officer; Vice President and
           Frank H. Ault              Controller

                 *                   Principal Financial Officer;
____________________________________  Vice President and
        Charles A. McMonagle          Treasurer

       /s/ Neal E. Schmale
     *By_____________________:
          Neal E. Schmale
         Attorney-In-Fact

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, Sempra Energy Capital Trust II certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, and State of California, on the 8th day of January, 2001.

                                          SEMPRA ENERGY CAPITAL TRUST II

                                                  /s/ Neal E. Schmale
                                          By: _________________________________
                                                      Neal E. Schmale

   Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 8th day of January, 2001.

             Signature                           Title
             ---------                           -----

                 *                   Regular Trustee
____________________________________
          Neal E. Schmale

                 *                   Regular Trustee
____________________________________
           Frank H. Ault

                 *                   Regular Trustee
____________________________________
        Charles A. McMonagle

       /s/ Neal E. Schmale

     *By: _____________________

             Neal E. Schmale

             Attorney-In-Fact

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Sempra Energy Capital Trust III certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, and State of California, on the 8th day of January, 2001.

                                          SEMPRA ENERGY CAPITAL TRUST III

                                                  /s/ Neal E. Schmale
                                          By: _________________________________
                                                      Neal E. Schmale

   Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 8th day of January, 2001.

             Signature                           Title
             ---------                           -----

                 *                   Regular Trustee
____________________________________
          Neal E. Schmale

                 *                   Regular Trustee
____________________________________
           Frank H. Ault

                 *                   Regular Trustee
____________________________________
        Charles A. McMonagle

       /s/ Neal E. Schmale

     *By: _____________________

             Neal E. Schmale

             Attorney-In-Fact

                                 SEMPRA ENERGY
                        SEMPRA ENERGY GLOBAL ENTERPRISES
                         SEMPRA ENERGY CAPITAL TRUST II
                        SEMPRA ENERGY CAPITAL TRUST III
                       REGISTRATION STATEMENT ON FORM S-3

                                 EXHIBIT INDEX

 Exhibit
   No.   Description
 ------- -----------
  *1.1   Form of Underwriting Agreement (Trust Preferred Securities--Sempra
          Energy Capital Trust II and Sempra Energy Capital Trust III).

  *1.2   Form of Underwriting Agreement (Debt Securities--Sempra Energy).

 **1.3   Form of Underwriting Agreement (Debt Securities--Sempra Energy Global
          Enterprises).

  *1.4   Form of Underwriting Agreement (Equity Securities--Sempra Energy).

   3.1   Amended and Restated Articles of Incorporation of Sempra Energy
          (Incorporated by reference from the Registration Statement on Form S-
          3 File No. 333-51309 dated April 29, 1998 (Exhibit 3.1)).

   3.2   Amended and Restated Bylaws of Sempra Energy effective May 26, 1998
          (Incorporated by reference from the Registration Statement on Form S-
          8 File No. 333-56161 dated June 5, 1998 (Exhibit 3.2)).

  *3.3   Articles of Incorporation of Sempra Energy Global Enterprises.

  *3.4   Bylaws of Sempra Energy Global Enterprises.

  *3.5   Certificate of Trust of Sempra Energy Capital Trust II.

  *3.6   Certificate of Trust of Sempra Energy Capital Trust III.

   4.1 Indenture for Senior Debt Securities (Sempra Energy) (Incorporated by reference from the Current Report on Form 8-K filed February 22, 2000
          (Exhibit 4.1)).

   4.2   Indenture for Subordinated Debt Securities (Sempra Energy)
          (Incorporated by reference from the Current Report on Form 8-K filed
          February 18, 2000 (Exhibit 4.1)).

   4.3   Form of Indenture for Senior Debt Securities (Sempra Energy Global
          Enterprises).

   4.4   Form of Senior Note--Sempra Energy (included in Exhibit 4.1).

   4.5   Form of Subordinated Note--Sempra Energy (included in Exhibit 4.2).

   4.6   Form of Senior Note--Sempra Energy Global Enterprises (included in
          Exhibit 4.3).

  *4.7   Form of Trust Preferred Security (included in Exhibit 4.12).

  *4.8   Form of Trust Preferred Securities Guarantee--Sempra Energy Capital
          Trust II.

  *4.9   Form of Trust Preferred Securities Guarantee--Sempra Energy Capital
          Trust III.

  *4.10  Declaration of Trust of Sempra Energy Capital Trust II.

  *4.11  Declaration of Trust of Sempra Energy Capital Trust III.

  *4.12  Form of Amended and Restated Declaration of Trust for each of Sempra
          Energy Capital Trust II and Sempra Energy Capital Trust III.

   4.13  Rights Agreement dated May 26, 1998 between Sempra Energy and First
          Chicago Trust Company of New York, as rights agent (Incorporated by reference from the Registration Statement on Form 8-A File No. 001-
          14201 filed June 5, 1998 (Exhibit 1)).

  *5.1   Opinion of Gary Kyle, Esq.

  *5.2   Opinion of Richards, Layton & Finger, P.A. relating to Sempra Energy
          Capital Trust II.

  *5.3   Opinion of Richards, Layton & Finger, P.A. relating to Sempra Energy
          Capital Trust III.

 *12.1 Statement regarding the computation of ratio of earnings to combined fixed charges and preferred stock dividends for the years ended
        December 31, 1999, 1998, 1997, 1996 and 1995 and nine-month periods ended September 30, 1999 and September 30, 2000.

 *23.1 Consent of Gary Kyle, Esq. (included in Exhibit 5.1).

 *23.2 Consent of Richards, Layton & Finger, P.A. (included in Exhibits 5.2 and
        5.3).

 *23.3 Consent of Independent Auditors (Deloitte & Touche LLP).

 *24.1 Powers of Attorney (included on pages II-5, 7, 8 and 9).

 *25.1 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
        1939, as amended, of U.S. Bank Trust National Association, as Trustee under the Indenture (Senior Debt Securities--Sempra Energy).

 *25.2 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
        1939, as amended, of The Bank of New York, as Trustee under the Indenture (Subordinated Debt Securities--Sempra Energy).

 *25.3 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
        1939, as amended, of U.S. Bank Trust National Association, as Trustee under the Indenture (Senior Debt Securities--Sempra Energy Global
        Enterprises).

 *25.4 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
        1939, as amended, of The Bank of New York, as Property Trustee--Sempra
        Energy Capital Trust II.

 *25.5 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
        1939, as amended, of The Bank of New York, as Property Trustee--Sempra
        Energy Capital Trust III.

 *25.6 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
        1939, as amended, of The Bank of New York, as Trust Preferred
        Securities Guarantee Trustee--Sempra Energy Capital Trust II.

 *25.7 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
        1939, as amended, of The Bank of New York, as Trust Preferred
        Securities Guarantee Trustee--Sempra Energy Capital Trust III.

 *25.8 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
        1939, as amended, of The Bank of New York, as Debt Securities Guarantee
        Trustee--Sempra Energy Global Enterprises.

--------

 * Previously filed.

** To be filed by amendment.